SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 6, 2004


                                GSE Systems, Inc.

             (Exact name of registrant as specified in its charter)
Delaware                          0-26494               52-1868008
--------------------------- --------------- ---------------------------
(State or other jurisdiction     (Commission         (I.R.S. employer
   of incorporation)             file number)        identification no.)

9189 Red Branch Road, Columbia, MD                21045
------------------------------------------------- -----------
(Address of principal executive offices)          (zip code)


Registrant's telephone number, including area code: (410) 772-3500

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(Former name or former address, if changed since last report)



Item 5.  Other events.


              SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT (this "Agreement") is made as of July 2, 2004, by GENERAL PHYSICS CORPORATION, a corporation organized under the laws of the State of Delaware ("General Physics"), SKILLRIGHT, INC., a Delaware corporation ("Skillright"), GSE SYSTEMS, INC., a corporation organized under the laws of the State of Delaware ("GSE Systems"), GSE POWER SYSTEMS, INC., a Delaware corporation ("GSE Power") and MSHI, INC., a Virginia corporation ("MSHI"; GSE Systems, GSE Power and MSHI are hereinafter referred to collectively as "GSE") (General Physics, Skillright, GSE Systems, GSE Power and MSHI are hereinafter referred to individually as a "Borrower" and collectively as "Borrowers"), jointly and severally and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (the "Lender").


                                    RECITALS

A. Borrowers and Lender are parties to a Financing and Security Agreement dated August 13, 2003, as modified by a First Amendment to Financing and Security Agreement dated as of March 30, 2004 (the "First Amendment"; the same, as amended, modified, substituted, extended, and renewed from time to time, collectively, the "Financing Agreement").

B. The Financing Agreement provides for some of the agreements between Borrowers and Lender with respect to a revolving credit facility in an amount not to exceed $25,000,000 and a subfacility as a part thereof in the amount of $1,500,000 for the benefit of GSE.

C. Borrowers have requested that Lender make available to GSE a letter of credit facility in the maximum principal amount of $250,000 as a part of the GSE Revolving Credit Facility (as defined in the First Amendment).

D. Lender is willing to agree to Borrowers' request on the condition, among others, that this Agreement be executed by Borrowers.


                                   AGREEMENTS


         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, Borrowers and Lender agree as follows:

1. Borrowers and Lender agree that the Recitals above are a part of this Agreement. Unless otherwise expressly defined in this Agreement, terms defined in the Financing Agreement shall have the same meaning under this Agreement.

2. Borrowers and Lender agree that on the date hereof the aggregate outstanding principal balance under the Revolving Credit Note (subject to change for returned items and other adjustments made in the ordinary course of business) is $______________ and under the GSE Note is $0.

3. Each Borrower represents and warrants to Lender as follows:

(a) It is a corporation duly organized, and validly existing and in good standing under the laws of the State of its organization and is duly qualified to do business as a foreign corporation in good standing in every other state wherein the conduct of its business or the ownership of its property requires such qualification;

(b) It has the power and authority to execute and deliver this Agreement and perform its obligations hereunder and has taken all necessary and appropriate action to authorize the execution, delivery and performance of this Agreement;

(c) The Financing Agreement, as heretofore amended and as amended by this Agreement, and each of the other Financing Documents remains in full force and effect, and each constitutes the valid and legally binding obligation of such Borrower, enforceable in accordance with its terms;

(d) All of its representations and warranties contained in the Financing Agreement and the other Financing Documents are true and correct on and as of the date of its execution of this Agreement; and

(e) No Event of Default and no event which, with notice, lapse of time or both would constitute an Event of Default, has occurred and is continuing under the Financing Agreement or the other Financing Documents which has not been waived in writing by Lender.

4. The Financing Agreement is hereby amended as follows:

(a) Section 1.1 (Certain Defined Terms) is modified by deleting the following defined terms in their entirety and inserting the following in place thereof:


                 ""Credit Facility" means the Revolving Credit Facility, the Letter of Credit Facility, the GSE Loan or the GSE Letter of Credit Facility, as the case may be, and "Credit Facilities" means collectively the Revolving Credit Facility, the Letter of Credit Facility, the GSE Loan and the GSE Letter of Credit Facility and any and all other credit facilities now or hereafter extended under or secured by this Agreement.


                  "Letter of Credit Obligations" means all Obligations of Borrower with respect to the Letters of Credit, of GSE with respect to GSE Letters of Credit and of either Borrower or GSE with respect to the Letter of Credit Agreements.


                  "Permitted Uses" means (a) as to General Physics and Skillright, to refinance existing indebtedness owed to Fleet National Bank, LaSalle Business Credit, Inc. and Washington Mutual Bank, FA (the successor in interest to Dime Savings Bank of New York, FSB) and for general working capital purposes arising in the ordinary course of General Physics' business and Skillright's business and to support the issuance of Letters of Credit and (b) as to GSE for general working capital purposes arising in the ordinary course of GSE's business and to support the issuance of GSE Letters of Credit."

(b) Section 1.1 (Certain Defined Terms) is modified by adding the following defined terms:


                  ""GSE Letter of Credit Facility" means the facility established pursuant to Section 2.6 (GSE Letter of Credit Facility).


                  "GSE Letters of Credit" has the meaning described in Section
         2.6.1 (GSE Letters of Credit)."

(c) Section 2.5.1 (GSE Loan) is deleted in its entirety and the following is inserted in its place:


                  "Section 2.5.1        GSE Loan.
                                        ---------

                           Subject to and upon the provisions of this Agreement and as a part of the Revolving Credit Commitment, Lender establishes a revolving credit facility in favor of GSE. The aggregate of all advances under the GSE Revolving Credit Facility is sometimes referred to in this Agreement as the "GSE Loan".


                           The principal amount of One Million Five Hundred Thousand Dollars ($1,500,000) is the "GSE Revolving Credit Committed Amount" and shall be included in and a part of the Revolving Credit Committed Amount.


                           During the GSE Revolving Credit Commitment Period, Lender agrees to make advances under the GSE Revolving Credit Facility in accordance with the provisions of this Agreement; provided that after giving effect to GSE's request, (a) the outstanding principal balance of the GSE Loan would not exceed the lesser of (i) the GSE Revolving Credit Committed Amount or (ii) the then most current GSE Borrowing Base and (b) the outstanding principal balance of the Revolving Loan, the GSE Loan and all Letter of Credit Obligations would not exceed the Revolving Credit Committed Amount.


                           Unless sooner paid, the unpaid GSE Loan, together with interest accrued and unpaid thereon, and all other Obligations shall be due and payable in full on the Revolving Credit Expiration Date."

(d) The following section is added to Article II (The Credit Facilities):


                  "2.6     The GSE Letter of Credit Facility.


                           2.6.1    GSE Letters of Credit.


                           Subject to and upon the provisions of this Agreement, and as a part of the GSE Revolving Credit Committed Amount, GSE, upon the prior approval of Lender, may obtain standby letters of credit (as the same may from time to time be amended, supplemented or otherwise modified, each a "GSE Letter of Credit" and collectively the "GSE Letters of Credit") from Lender from time to time from the Closing Date until the Business Day preceding the Revolving Credit Termination Date. GSE will not be entitled to obtain a GSE Letter of Credit hereunder unless (a) after giving effect to the request, the outstanding principal balance of the GSE Loan and the Letter of Credit Obligations related to GSE Letters of Credit would not exceed the lesser of (i) the GSE Revolving Credit Committed Amount or (ii) the most current GSE Borrowing Base and (b) the sum of the aggregate face amount of the then outstanding GSE Letters of Credit (including the face amount of the requested GSE Letter of Credit) does not exceed Two Hundred Fifty Thousand Dollars ($250,000).

                           2.6.2    Other Letter of Credit Provisions.


                           The provisions of Section 2.2 (Letter of Credit Facility) (excluding Section 2.2.1 (Letters of Credit)), are hereby incorporated in this Section 2.6 as if restated in their entirety as related to the GSE Letters of Credit. Specifically, but not by way of limitation, GSE shall pay all Letter of Credit Fees related to GSE Letters of Credit and Section 2.2.3 (Terms of Letters of Credit) shall govern all GSE Letters of Credit."

5. Each Borrower hereby issues, ratifies and confirms the representations, warranties and covenants contained in the Financing Agreement, as amended hereby. Each Borrower agrees that this Agreement is not intended to and shall not cause a novation with respect to any or all of the Obligations.

6. GSE shall pay at the time this Agreement is executed and delivered all fees, commissions, costs, charges, taxes and other expenses incurred by Lender and its counsel in connection with this Agreement, including, but not limited to, reasonable fees and expenses of Lender's counsel and all recording fees, taxes and charges.

7. This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and all taken together shall constitute but one and the same instrument. Each Borrower agrees that Lender may rely on a telecopy of any signature of Borrower. Lender agrees that each Borrower may rely on a telecopy of this Agreement executed by Lender.


         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement under seal as of the date and year first written above.

WITNESS OR ATTEST:                                GENERAL PHYSICS CORPORATION



_________________________                        By:______________________(SEAL)
 Scott Greenberg                                     Sharon Esposito-Mayer
                                                     Vice President


WITNESS OR ATTEST:                                   SKILLRIGHT, INC.



_________________________                        By:______________________(SEAL)
 Scott Greenberg                                     Sharon Esposito-Mayer
                                                     Treasurer


WITNESS OR ATTEST:                                   GSE SYSTEMS, INC.



_________________________                        By:______________________(SEAL)
 Pam Schlachter                                      Jeffery G. Hough
                                                     Sr. Vice President


WITNESS OR ATTEST:                                   GSE POWER SYSTEMS, INC.



_________________________                        By:______________________(SEAL)
 Pam Schlachter                                      Jeffery G. Hough
                                                     Sr. Vice President



WITNESS OR ATTEST:                                   MSHI, INC.



_________________________                        By:______________________(SEAL)
 Pam Schlachter                                      Jeffery G. Hough
                                                     Sr. Vice President



WITNESS:                                             WACHOVIA BANK, NATIONAL
                                                        ASSOCIATION


_________________________                        By:______________________(SEAL)
 Sharon Esposito-Mayer                               Lucy C. Campbell
                                                     Vice President

                             AGREEMENT OF GUARANTOR


         The undersigned is the "Guarantor" under a Guaranty of Payment Agreement, dated August 13, 2003 (as amended, modified, substituted, extended and renewed from time to time, the "Guaranty"), in favor of Lender. In order to induce Lender to enter into the foregoing Agreement, the undersigned (a) consents to the transactions contemplated by, and agreements made by Borrower under, the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, security agreements, agreements, representations, warranties and provisions contained in the Guaranty.


         WITNESS signature and seal of the undersigned as of the date of the Agreement.

WITNESS OR ATTEST:                                   GP STRATEGIES CORPORATION



_________________________                       By:_______________________(SEAL)
 Sharon Esposito-Mayer                               Scott Greenberg
                                                     President